                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Verne G. Istock, William P. Boardman, Robert A. Rosholt, James L. Foorman, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 relating to the offer and sale by certain stockholders of common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on April 18, 2000, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


Signature                             Title
---------                             -----

/s/ William P. Boardman               Director
------------------------------
William P. Boardman


/s/ John H. Bryan                     Director
------------------------------
John H. Bryan


/s/ Siegfried Buschmann               Director
------------------------------
Siegfried Buschmann


/s/ James S. Crown                    Director
------------------------------
James S. Crown


/s/ James Dimon                       Principal Executive Officer and Director
------------------------------
James Dimon


/s/ Bennett Dorrance                  Director
------------------------------
Bennett Dorrance


/s/ Dr. Maureen A. Fay, O.P.          Director
------------------------------
Dr. Maureen A. Fay, O.P.


/s/ John R. Hall                      Director
------------------------------
John R. Hall

/s/ Verne G. Istock                   Director
------------------------------
Verne G. Istock


/s/ Laban P. Jackson, Jr.             Director
------------------------------
Laban P. Jackson, Jr.


/s/ John W. Kessler                   Director
------------------------------
John W. Kessler


/s/ Richard A. Manoogian              Director
------------------------------
Richard A. Manoogian


/s/ William T. McCormick              Director
------------------------------
William T. McCormick


/s/ Thomas E. Reilly, Jr.             Director
------------------------------
Thomas E. Reilly, Jr.


/s/ John W. Rogers, Jr.               Director
------------------------------
John W. Rogers, Jr.


/s/ Thekla R. Shackelford             Director
------------------------------
Thekla R. Shackelford


/s/ Alex Shumate                      Director
------------------------------
Alex Shumate


/s/ Frederick P. Stratton, Jr.        Director
------------------------------
Frederick P. Stratton, Jr.


______________________________        Director
Robert D. Walter


April 18, 2000

/s/ James A. Peers                    Principal Accounting Officer
------------------------------
James A. Peers


May 1, 2000

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Verne G. Istock, William P. Boardman, James L. Foorman, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 relating to the offer and sale by certain stockholders of common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on April 18, 2000, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


Signature                                  Title
---------                                  -----


/s/ Charles W. Scharf               Principal Financial Officer
--------------------------
Charles W. Scharf



June 12, 2000